                                                                    EXHIBIT 99.3


                               PHOENIXSTAR, INC.
                      (formerly known as PRIMESTAR, Inc.)

                 Change of Control Offer To Purchase for Cash
                            Any and All Outstanding
            10 7/8% Senior Subordinated Notes due February 15, 2007
     and 12 1/4% Senior Subordinated Discount Notes due February 15, 2007


     Phoenixstar, Inc., formerly known as PRIMESTAR, Inc. (the "Company"), hereby offers to purchase for cash, on the terms and subject to the conditions set forth in this Change of Control Offer (as the same may be amended or supplemented from time to time, the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), any and all of its outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and, together with the Senior Subordinated Notes, the "Notes"), at a purchase price of (i) 101% of the principal amount of each Senior Subordinated Note purchased pursuant to the terms and conditions set forth in this Offer, plus any accrued and unpaid interest accumulated thereon up to the date the Notes are accepted for purchase and of payment, as provided herein (the "Purchase Date"), net to the seller in cash, and (ii) 101% of the Accreted Value of each Senior Subordinated Discount Note purchased pursuant to the terms and conditions set forth in this Offer, net to the seller in cash (collectively the "Offer Price"). As used herein, the term "Accreted Value" has the meaning ascribed to such term in the Indenture governing the Senior Subordinated Discount Notes. As of June 15, 1999 (the date on which the Company currently expects to accept for purchase and pay for all Notes properly tendered pursuant to the Offer), the Accreted Value of the Senior Subordinated Discount Notes will be $728.58 for each $1,000 principal amount at maturity of such Notes. Interest or Accreted Value on any Note not tendered or tendered but not purchased by the Company pursuant to this Offer to Purchase will continue to accrue or accrete, as the case may be.

     Tenders of Notes pursuant to the Offer will be accepted only in denominations of $1,000 or integral multiples thereof. Holders of Notes ("Holders") whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered. Each Note purchased and each such new Note issued shall be in denominations of $1,000 and integral multiples thereof.

CUSIP No.                  Security                            Tender Offer Consideration
---------                  --------                            --------------------------
872298AB0    12 1/4% Senior Subordinated Discount        101% of Accreted Value as of the Purchase Date.
             Notes due February 15, 2007, Series A

872298AF1    12 1/4% Senior Subordinated Discount        101% of Accreted Value as of the Purchase Date.
             Notes due February 15, 2007, Series B

872298AA2    10 7/8% Senior Subordinated Notes due       101% of the Note's principal amount, plus any accrued and
             February 15, 2007, Series A                 unpaid interest accumulated thereon up to the Purchase Date.

872298AE4    10 7/8% Senior Subordinated Notes due       101% of the Note's principal amount, plus any accrued and
             February 15, 2007, Series B                 unpaid interest accumulated thereon up to the Purchase Date.

     THE NOTES REFERRED TO HEREIN WERE ORIGINALLY ISSUED BY TCI SATELLITE ENTERTAINMENT, INC.

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 10, 1999, UNLESS THE OFFER IS EXTENDED (JUNE 10, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREINAFTER REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS MUST TENDER NOTES ON OR PRIOR TO THE EXPIRATION DATE (AND MUST NOT HAVE WITHDRAWN SUCH NOTES) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME NOT LATER THAN THE CLOSE OF BUSINESS ON THE FIFTH BUSINESS DAY PRECEDING THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     The Offer constitutes an offer to purchase following the occurrence of a change of control pursuant to Section 4.14 of the Notes' respective Indentures, each dated as of February 20, 1997, between TCI Satellite Entertainment, Inc. ("TSAT") and The Bank of New York, as trustee (the "Trustee"), as supplemented and amended on April 1, 1998 (pursuant to which the Company assumed TSAT's obligations for the Notes) and April 27, 1999 (each, an "Indenture" and collectively, the "Indentures"). The Company has commenced the Offer in connection with the Asset Purchase Agreement, dated as of January 22, 1999 (the "Asset Purchase Agreement"), among the Company, PRIMESTAR Partners L.P., PRIMESTAR MDU, Inc., the stockholders of the Company named therein and Hughes Electronics Corporation (the "Purchaser"), pursuant to which the Purchaser agreed to acquire the Company's medium power direct broadcast satellite business (the "Medium Power Business") for aggregate consideration consisting of $1.1 billion in cash (subject to adjustment based on the Company's closing working capital position, as provided in the Asset Purchase Agreement) and 4,871,448 shares (the "GMH Shares") of the Class H Common Stock of General Motors Corporation (collectively, the "Purchase Price"). The sale of the Company's Medium Power Business, pursuant to the Asset Purchase Agreement, was consummated on April 28, 1999. The assets sold to the Purchaser pursuant to the Asset Purchase Agreement constituted substantially all the assets of the Company and its subsidiaries, which resulted in a Change of Control as defined in Section
1.01 of the Indentures.

     The Notes are obligations solely of Phoenixstar, Inc. (formerly known as PRIMESTAR, Inc.). Neither Hughes Electronics Corporation nor TCI Satellite Entertainment, Inc. have any obligation whatsoever in respect of any Notes, whether or not tendered or accepted for purchase pursuant to the Offer.

     Section 4.14 of each of the Indentures requires the Company to make an offer to purchase all outstanding Notes within twenty days after the Company undergoes a Change of Control. The purpose of the Offer is to acquire all of the Company's outstanding Notes.

     Holders who tender Notes that are purchased pursuant to the Offer shall be paid the Offer Price for such Notes on the Purchase Date, which will occur promptly after the Expiration Date, and in no event later than five business days after the Expiration Date. On the Purchase Date the Offer Price will become due and payable upon each Note accepted for payment pursuant to this Offer to Purchase. From and after the Purchase Date interest shall cease to accrue on the Senior Subordinated Notes accepted for purchase hereunder and the Accreted Value of all Senior Subordinated Discount Notes accepted for purchase hereunder shall cease to accrete.

     Requests for additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Company.

     The Bank of New York will be the depositary and the paying agent for the Offer (the "Depositary").

     Any Holder desiring to tender all or any portion of such Holder's Notes should either (i) complete and sign the Letter of Transmittal (or a facsimile thereof) in accordance with the instructions in the Letter of Transmittal and mail or deliver it together with the tendered Notes and any other required documents to the Depositary or tender such Notes pursuant to the procedure for book-entry transfer set forth in "The Offer--Procedure for Tendering Notes"; or
(ii) request such Holder's broker, dealer, commercial bank, trust company or other nominee to effect the transaction for such Holder. A Holder who has Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that entity if such Holder desires to tender such Notes. Any Holder who desires to tender such Holder's Notes and whose Notes are not immediately available or who cannot comply with the procedures for book-entry transfer on a timely basis may tender such Notes by following the procedures for guaranteed delivery set forth in "The Offer--Procedure for Tendering Notes."

     The Depository Trust Company ("DTC") has authorized DTC participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes as if they were Holders. To effect a tender, DTC participants may, in lieu of physically completing and signing the Letter of Transmittal, transmit their acceptance to DTC through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible, and follow the procedure for book-entry transfer set forth in "The Offer--Procedure for Tendering Notes." A beneficial owner of Notes that are held of record by a custodian bank, depositary, broker, trust company or other nominee must instruct such nominee to tender the Notes on the beneficial owner's behalf. See "The Offer--Procedure for Tendering Notes."

     See "Special Factors" for a discussion of certain factors that should be considered in evaluating the Offer.

                -----------------------------------------------

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS OFFER TO PURCHASE AND LETTER OF TRANSMITTAL. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THE OFFER TO PURCHASE DOES NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER ANY APPLICABLE SECURITIES OR BLUE SKY LAWS. THE DELIVERY OF THIS OFFER TO PURCHASE SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE COMPANY OR ANY OF ITS AFFILIATES SINCE THE DATE HEREOF.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFER TO PURCHASE AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DEPOSITARY.

     THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO A TENDER OF NOTES.

                               TABLE OF CONTENTS
                               -----------------

                                                                  PAGE
                                                                  ----

INTRODUCTION....................................................     1

PURPOSE OF THE OFFER............................................     1

SOURCE AND AMOUNT OF FUNDS......................................     2

SPECIAL FACTORS.................................................     2
     Effects of the Asset Purchase Agreement....................     2
     Limited Market for the Notes...............................     2
     Subsequent Company Repurchases or Defeasance of Notes......     3

DESCRIPTION OF NOTES............................................     3
     General....................................................     3

THE OFFER.......................................................     4
     Principal Terms of the Offer...............................     4
     Acceptance for Payment and Payment for Notes...............     6
     Procedure for Tendering Notes..............................     7
     Procedures for Guaranteed Delivery.........................     8
     Other Effects of Tender....................................     9
     Withdrawal Rights..........................................    10
     Interest on Notes..........................................    10
     Certain Legal Matters......................................    10
     Depositary and Paying Agent................................    11

CERTAIN INCOME TAX CONSEQUENCES.................................    11

ADDITIONAL INFORMATION..........................................    12

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.................    13

MISCELLANEOUS...................................................    13

                                 INTRODUCTION

     The Company hereby offers to purchase for cash, on the terms and subject to the conditions set forth in the Offer, any and all of the outstanding Notes at the Offer Price.

     The Offer Price is equal to (i) 101% of the principal amount of each Senior Subordinated Note purchased pursuant to the terms and conditions set forth in this Offer, plus any accrued and unpaid interest accumulated thereon up to the Purchase Date, net to the seller in cash and (ii) 101% of the Accreted Value of each Senior Subordinated Discount Note purchased pursuant to the terms and conditions set forth in this Offer, net to the seller in cash. As used herein, the term "Accreted Value" has the meaning ascribed to such term in the Indenture governing the Senior Subordinated Discount Notes. As of June 15, 1999 (which the Company currently expects will be the Purchase Date), the Accreted Value of the Senior Subordinated Discount Notes will be $728.58 for each $1,000 principal amount at maturity of such Notes.

     If a Holder's Notes are not properly tendered pursuant to the Offer on or prior to the Expiration Date, such Holder will not receive the Offer Price.

     Notes may not be withdrawn after the close of business on the fifth business day preceding the Expiration Date. See the procedures for withdrawal described below in "The Offer--Withdrawal Rights."

     Holders who tender their Notes will not be obligated to pay brokerage fees or commissions on the purchase by the Company of Notes pursuant to the Offer. The Company will pay or reimburse all fees and expenses of The Bank of New York, the Depositary and paying agent for the Offer, and all other costs and expenses in connection with the Offer.

     The Company expressly reserves the absolute right, in its sole discretion, from time to time after the Expiration Date, (i) to purchase any Notes through open market or privately negotiated transactions, one or more additional tender or exchange offers, or otherwise, upon such terms and at such prices as it may determine, and (ii) to exercise its rights under the Indentures to discharge its obligations with respect to the Notes by complying with the terms and conditions of the Indentures.

     The purchase of Notes pursuant to the Offer would reduce the number of Notes that might otherwise trade publicly. This could adversely affect, among other things, the liquidity or prices realizable in sales of the Notes following the completion of the Offer. See "Special Factors--Limited Market for the Notes" for a discussion of these and other possible effects of the Offer.

     Holders are urged to read the Offer to Purchase and Letter of Transmittal carefully before deciding whether to tender their Notes pursuant to the Offer.


                             PURPOSE OF THE OFFER

     Pursuant to Section 4.14 of the Indentures, the Company is required to offer to purchase all of its outstanding Notes, at the Offer Price, within 20 days after the occurrence of a Change of Control (as defined in Section 1.01 of the Indentures). On April 28, 1999, the Company consummated the Asset Purchase Agreement, pursuant to which, subject to the terms and conditions set forth therein, the Purchaser purchased the Medium Power Business, which constituted substantially all the assets of the Company and its subsidiaries, resulting in a Change of Control as defined in the Indentures. Holders who tender Notes that are purchased pursuant to the Offer shall be paid the Offer Price on or before the Purchase Date. On the Purchase Date the Offer Price will become due and payable upon each Note accepted for payment pursuant to this Offer to Purchase. From and after the Purchase Date interest shall cease to accrue on the Senior Subordinated Notes accepted for purchase hereunder and the Accreted Value of all Senior Subordinated Discount Notes accepted for purchase hereunder shall cease to accrete.


                          SOURCE AND AMOUNT OF FUNDS

     The total amount of funds required by the Company to pay the total Offer Price, plus any accrued and unpaid interest required to be paid pursuant to the Offer, in connection with the Offer is estimated to be approximately $117,482,196 (assuming all outstanding Notes are tendered and accepted for payment prior to the Expiration Date, and the Purchase Date is June 15, 1999). The Company plans to use the proceeds from the Asset Purchase Agreement to pay the Offer Price. If necessary, any additional funds required will be obtained by the Company in the form of capital contributions, equity investments or other non-debt payments to the Company pursuant to a Funding Agreement, dated as of March 31, 1999, between the Company and the other parties thereto.


                                SPECIAL FACTORS

Effects of the Asset Purchase Agreement

     Pursuant to the Asset Purchase Agreement, the Company has sold substantially all of its assets. As a result, the Company is required to make a purchase offer to the Holders pursuant to Section 4.14 of each of the Indentures. In addition, as a result of the consummation of the transactions provided for in the Asset Purchase Agreement, the Company will not generate any recurring revenue from operations, and will not have revenue from any sources sufficient to pay the principal and interest on Notes as they come due. Consequently, the liquidity, market value and price volatility of any Notes that remain outstanding following the consummation of the Offer will likely be adversely affected.

Limited Market for the Notes

     In April 1999, in connection with the consummation of the Asset Purchase Agreement, the Company entered into an agreement (the "Lock-up Agreement") with the holders of approximately 68.45% of the aggregate principal amount of the Senior Subordinated Notes and the holders of approximately 74.57% of the aggregate principal amount at maturity of the Senior Subordinated Discount Notes. Those holders party to the Lock-up Agreement sold (the "Lock-up Sale") their Notes to the Company for cash equal to approximately 85.6% of the aggregate principal amount thereof, plus stock appreciation rights on the GMH Shares. In addition, those holders party to the Lock-up Agreement consented to amend the Indentures in order to remove substantially all of the covenants contained therein, other than the covenants to pay interest on and principal of the Notes when due and covenants relating to required purchase offers.

     In addition, the Notes are not listed on any national or regional securities exchange. To the extent that the Notes have been tendered pursuant to the Lock-up Sale or are tendered and accepted in the Offer, any existing trading market for the Notes that are not tendered pursuant to the Offer and remain outstanding will be severely limited. A debt security with a smaller outstanding principal amount available for trading (a smaller "float") may command a lower price than would a comparable debt security with a larger float. Also, the removal of almost all of the protective covenants contained in the Indentures may be expected to cause a dimunition in the price of the Notes.

     As a result of the foregoing factors, the liquidity, market value and price volatility of any Notes that remain outstanding are expected to be adversely affected.

     Holders of unpurchased Notes may attempt to obtain quotations for the Notes from their brokers; however, there can be no assurance that any trading market will exist for the Notes following the Lock-up Sale or the consummation of the Offer. The extent of the public market for the Notes following the consummation of the Offer would depend upon the number of Holders remaining at such time, the interest in maintaining a market in such Notes on the part of securities firms, and other factors.

     Although the Company believes that the Notes may currently trade on a negotiated basis between certain market makers and holders of the Notes, no generally reliable public pricing information for the Notes is available. Holders of Notes are urged to contact their brokers to obtain the best available information as to potential current market prices.

Subsequent Company Repurchases or Defeasance of Notes

     The Company expressly reserves the absolute right, in its sole discretion, from time to time after the Expiration Date (i) to purchase any Notes through open market or privately negotiated transactions, one or more additional tender or exchange offers, or otherwise, upon such terms and at such prices as it may determine and (ii) to exercise its rights under the Indentures to discharge its obligations with respect to the Notes by depositing certain securities with the Trustee and otherwise complying with Article Nine of each of the Indentures.


                              DESCRIPTION OF NOTES

     The following is a summary of certain terms of the Notes, forms of which (together with the Indentures described below) have been filed as exhibits to the Company's filings with the Securities and Exchange Commission and can be obtained as described under the caption "Additional Information." The following summary of the terms of the Notes is qualified in its entirety by reference to the full text of the Notes and the Indentures as so filed. Capitalized terms used herein that are not otherwise defined have the meanings assigned to them in the Indentures, copies of which may be obtained from the Company or the Trustee.

General

     Senior Subordinated Notes. The Senior Subordinated Notes are senior subordinated unsecured obligations of the Company. The Senior Subordinated Notes are governed by the Indenture dated February 20, 1997, between TSAT and the Trustee, which Indenture was supplemented and amended by two Supplemental Indentures. The First Supplemental Indenture, dated as of April 1, 1998, had the effect of causing TSAT's obligations under the Senior Subordinated Notes to be assumed by the Company thereby releasing TSAT. The Second Supplemental Indenture, dated as of April 27, 1999, eliminated substantially all of the covenants in the Indenture other than the covenants to pay interest on and principal of the Notes when due and covenants relating to the Company's obligation to make an offer to purchase the Notes upon certain circumstances (such Indenture, as so amended and supplemented, the

"Senior Subordinated Note Indenture"). The Senior Subordinated Notes mature on February 15, 2007. Cash interest on the Senior Subordinated Notes is payable semiannually, on each February 15 and August 15, to the persons in whose names the Senior Subordinated Notes are registered at the close of business on February 1 or August 1 (or, if such date is not a business day, the next succeeding business day) prior to the payment date, at an annual rate of 10 7/8%. The Senior Subordinated Notes are redeemable by the Company at any time on or after February 15, 2002, at the redemption prices set forth in the Senior Subordinated Note Indenture, plus accrued and unpaid interest thereon, if any, to the date of redemption.

     Senior Subordinated Discount Notes. The Senior Subordinated Discount Notes are senior subordinated unsecured obligations of the Company. The Senior Subordinated Discount Notes are governed by the Indenture dated February 20, 1997, between TSAT and the Trustee, which Indenture was supplemented and amended by two Supplemental Indentures. The First Supplemental Indenture, dated as of April 1, 1998, had the effect of causing TSAT's obligations under the Senior Subordinated Discount Notes to be assumed by the Company thereby releasing TSAT. The Second Supplemental Indenture, dated as of April 27, 1999, eliminated substantially all of the covenants in the Indenture other than the covenants to pay interest on and principal of the Notes when due and covenants relating to the Company's obligation to make an offer to purchase the Notes upon certain circumstances (such Indenture, as so amended and supplemented, the "Senior Subordinated Discount Note Indenture"). The Senior Subordinated Discount Notes mature on February 15, 2007. Cash interest on the Senior Subordinated Discount Notes does not accrue nor is it payable prior to February 15, 2002 (unless the Company makes a Cash Interest Election as described below). Thereafter, interest on the Senior Subordinated Discount Notes accrues at an annual rate of 12 1/4%, payable in cash semiannually, on each February 15 and August 15, to the persons in whose names the Senior Subordinated Discount Notes are registered at the close of business on February 1 or August 1 (or, if such date is not a business day, the next succeeding business day) prior to the payment date, at an annual rate of 12 1/4%. Prior to February 15, 2002 the Company may make a Cash Interest Election on any interest payment date in accordance with the terms and conditions set forth in the Senior Subordinated Discount Note Indenture. Upon the making of a Cash Interest Election, the principal amount of each outstanding Senior Subordinated Discount Note will be fixed to equal the Accreted Value of such Note as of the date of such election, and cash interest on such principal amount shall thereafter accrue at the rate provided for in the Indenture and thereafter be payable on each subsequent interest payment date. The Senior Subordinated Discount Notes are redeemable by the Company at any time on or after February 15, 2002 at the redemption prices set forth in the Senior Subordinated Discount Note Indenture, plus accrued and unpaid interest thereon, if any, to the date of redemption.


                                   THE OFFER

Principal Terms of the Offer

     The Offer. The Company hereby offers to purchase for cash, on the terms and subject to the conditions set forth in the Offer, all of the outstanding Notes at the Offer Price.

     The Offer Price is equal to: (i) 101% of the principal amount of each Senior Subordinated Note purchased pursuant to the terms and conditions set forth in this Offer, plus any accrued and unpaid interest accumulated thereon up to the Purchase Date, net to the seller in cash and (ii) 101% of the Accreted Value of each Senior Subordinated Discount Note purchased pursuant to the terms and conditions set forth in this Offer, net to the seller in cash. As used herein, the term "Accreted Value" has the meaning ascribed to such term in the Indenture governing the Senior Subordinated Discount Notes. As of June 15, 1999 (which the Company currently expects will be the Purchase Date), the Accreted Value of the Senior Subordinated Discount Notes will be $728.58 for each $1,000 principal amount at maturity of such Notes.

     Tenders of the Notes pursuant to the Offer will be accepted only in denominations of $1,000 or integral multiples thereof. In the case of any Holder whose Notes are purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Notes without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount (at maturity, in the case of the Senior Subordinated Discount Notes) equal to and in exchange for the unpurchased portion of the Notes so tendered. Each Note purchased and each such new Note issued shall be in denominations of $1,000 and integral multiples thereof.

     On the terms and subject to the conditions of the Offer, the Company will accept for payment, and thereby purchase, all Notes validly tendered on or prior to the Expiration Date and not properly withdrawn on or prior to the close of business on the fifth business day preceding the Expiration Date in the manner described in "--Withdrawal Rights." The term "Expiration Date" means 5:00 p.m., New York City time, on June 10, 1999, unless and until the Company, in its sole discretion, has extended the period of time for which the Offer is open, in which event the term Expiration Date will mean the latest time and date on which the Offer, as so extended by the Company, expires.

     Extension or Amendment of the Offer. The Company expressly reserves the right, at any time or from time to time, at its sole discretion, and regardless of the circumstances, to (i) extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and
(ii) amend the Offer (if permitted by the Indentures) in any respect by giving oral or written notice of such amendment to the Depositary. The rights reserved by the Company in this paragraph include the Company's right, without limitation, in its sole discretion, to extend or amend the Offer (if permitted by the Indentures). Any extension or amendment will be followed as promptly as practicable by public announcement thereof, such announcement, in the case of an extension, to be issued no later than 5:00 p.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, the Company currently intends to make announcements by issuing a press release to the Dow Jones News Service and/or the PR Newswire. If the Company extends the Offer, then, without prejudice to the Company's rights under the Offer, the Depositary may retain tendered Notes on behalf of the Company, and such Notes may not be withdrawn, except as described below in "--Withdrawal Rights." The Offer Price for the Senior Subordinated Notes only will include all accrued and unpaid interest on such Notes accumulated up to the Purchase Date.

     If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional tender offer materials and extend the Offer. As used in this Offer to Purchase, "business day" means a day (other than Saturday or Sunday) on which the DTC and banks in New York are open for business.

     The Offer to Purchase, Letter of Transmittal and other relevant materials are being mailed by the Company to record holders of Notes as of May 7, 1999 (the "Record Date") and are being furnished to brokers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the Company's list of Holders or, if applicable, who are listed as participants in the DTC's security participant listing, for subsequent transmittal to beneficial Holders.

     The Offer is not open to those Holders as of the Record Date that were party to the Lock-up Agreement and, pursuant thereto, have previously sold or have agreed to sell their Notes to the Company, with respect to any Notes sold or required to be sold by such Holders pursuant to the Lock-up Agreement. Therefore, the aggregate principal amount of the outstanding Senior Subordinated Notes that the Company is offering to purchase pursuant to this Offer to Purchase is $63,101,000 and the aggregate Accreted Value as of the Record Date of the outstanding Senior Subordinated Discount Notes that the Company is offering to purchase pursuant to this Offer to Purchase is approximately $50,337,115. These amounts constitute all of the principal amounts outstanding as of the Record Date for each tranche of Notes, minus the principal amounts of Notes sold or required to be sold to the Company by certain Holders pursuant to the Lock-up Agreement.

Acceptance for Payment and Payment for Notes

     On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the Company will accept for payment, and thereby purchase, and will pay the Offer Price for all Notes validly tendered on or prior to the Expiration Date (and not properly withdrawn in the manner described in "--Withdrawal Rights") on or before the Purchase Date. On the Purchase Date the Offer Price will become due and payable pursuant to this Offer to Purchase. Interest shall cease to accrue on the Senior Subordinated Notes accepted for purchase hereunder and the Accreted Value of all Senior Subordinated Discount Notes accepted for purchase hereunder shall cease to accrete. In all cases, payment for Notes purchased pursuant to the Offer will be made only after timely receipt by the Depositary of (i) the Notes, or timely confirmation (a "Book-Entry Confirmation") of the book-entry transfer of such Notes into the Depositary's account at the DTC (the "Book-Entry Transfer Facility") in accordance with the procedures described in "--Procedure for Tendering Notes," (ii) a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as hereafter defined) in the case of a book-entry transfer, and (iii) all other documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Notes which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant.

     For purposes of the Offer, the Company will be deemed to have accepted for payment, and thereby purchased, tendered Notes if, as and when the Company gives oral or written notice to the Depositary of its acceptance of such Notes for payment. Payment for Notes accepted for payment pursuant to the Offer will be made by deposit of the purchase price therefor with the Depositary, which will act as agent for the tendering Holders for the purposes of receiving payment from the Company and transmitting payments to the tendering Holders. Payments for the Senior Subordinated Notes only will include all accrued interest accumulated up to the Purchase Date.

     Under no circumstances will any interest be payable by the Company because of any delay in transmission of funds by the Depositary to the Holders of purchased Notes.

     If any tendered Notes are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if more Notes than are tendered are submitted to the Depositary, Notes for such unpurchased or untendered Notes will be returned, without expense to the submitting Holder (or, in the case of Notes tendered by the book-entry transfer of such Notes into the Depositary's account at the Book-Entry Transfer Facility in accordance with the procedures set forth in "--Procedure for Tendering Notes," such Notes will be credited to an account maintained within such Book-Entry Transfer Facility), as promptly as practicable following the expiration, termination, or withdrawal of the Offer.

     Each Note purchased and each new Note issued shall be in denominations of $1,000 or integral multiplies thereof.

     If, prior to the Expiration Date, the Company increases the consideration offered to Holders pursuant to the Offer, such increased consideration will be paid to all Holders whose Notes are purchased pursuant to the Offer whether or not such Notes have been tendered prior to such increase in consideration.

     The Company reserves the right, in its sole discretion, to transfer or assign to any person, in whole or from time to time in part, Notes now or hereafter beneficially owned by it. Any transfer or assignment contemplated in this paragraph will not relieve the Company of its obligations under the Offer and will in no way prejudice the rights of tendering Holders to receive payment for Notes validly tendered and accepted for payment pursuant to the Offer.

Procedure for Tendering Notes

     For Notes to be validly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and all other documents required by the Letter of Transmittal, must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date. In addition, either (i) Notes must be received by the Depositary, together with the Letter of Transmittal, at such address, or such Notes must be tendered pursuant to the procedures for book-entry tender described below and a Book-Entry Confirmation received by the Depositary, in each case on or prior to the Expiration Date, or
(ii) the guaranteed delivery procedure described below must be complied with. Delivery of documents to an account established by the Depositary at the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Letter of Transmittals and Notes should be sent to the Depositary, not to the Company.

     In order for any tender of Notes to be valid, it must be in proper form. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Notes, and all other determinations by the Company contemplated by the Offer, including in respect of the conditions to the Offer, will be determined by the Company, in its sole discretion, which determination will be final and binding on all parties. The Company reserves the right to waive any defect or irregularity in the tender of any Notes. No tender of Notes will be deemed to have been validly made until all defects and irregularities have been cured or waived. None of the Company, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Offer (including this Offer to Purchase and Letter of Transmittal and instructions thereto) will be final and binding.

     The Depositary will establish an account with respect to the Notes at the Book-Entry Transfer Facility for purposes of the Offer within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of Notes by causing such Book-Entry Transfer Facility to transfer such Notes into the Depositary's account in accordance with such Book-Entry Transfer Facility's procedure for such transfer. Although delivery of Notes may be effected through book-entry at the Book-Entry Transfer Facility, a properly completed and duly executed Letter of Transmittal or Facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and all other documents required by the Letter of Transmittal, must, in any case, be transmitted to and received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date, or the guaranteed delivery procedure described below must be complied with. To effectively tender Notes that are held through DTC, DTC participants may also tender beneficial owners' Notes to the Depositary's account maintained at the DTC for the benefit of the Depositary through the DTC's ATOP system, including transmission of a computer generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal. By complying with DTC's ATOP procedures with respect to the Offer, the DTC participant confirms on behalf of itself and the beneficial owner of the tendered Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Depositary.

     If Notes are tendered otherwise than (i) by a registered holder of such Notes or (ii) for the account of a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each an "Eligible Institution"), all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 1 of the Letter of Transmittal for the proper procedure for tendering in this manner. If the Notes are registered in the name of a person other than the signer of a Letter of Transmittal, the Notes must be endorsed or accompanied by appropriate instruments of power, in either case signed exactly as the name or names of the registered holder or holders appear on the Notes, with the signatures on the Notes or such instruments of power guaranteed as provided in the Letter of Transmittal. See Instruction 1 of the Letter of Transmittal.

     The method of delivery of all required documents is at the election and risk of each Holder. Delivery of such documents will be deemed made only when actually received by the Depositary. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is recommended, and it is recommended that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date.

Procedures for Guaranteed Delivery

     If a Holder desires to tender Notes pursuant to the Offer and such Holder's Notes are not immediately available or such Holder cannot deliver such Holder's Notes and all other required documents to the Depositary on or prior to the Expiration Date, or if the procedure for book-entry transfer cannot be completed on a timely basis, such Notes may nevertheless be tendered if all of the following guaranteed delivery procedures are complied with:

          (i)    such tenders are made by or through an Eligible Institution;

          (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, is received by the Depositary as provided below on or prior to the Expiration Date; and

          (iii) the Notes for all physically delivered Notes in proper form for transfer or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or Agent's Message in the case of a book-entry transfer, and all other documents required by the Letter of Transmittal, are received by the Depositary within five business days after the date of such Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

     In all cases, payment for Notes tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of such Notes or of a Book-Entry Confirmation relating to such Notes and a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and all other documents required by the Letter of Transmittal.

Other Effects of Tender

     By executing a Letter of Transmittal as set forth above, a tendering Holder irrevocably appoints designees of the Company as such Holder's attorneys-in-fact and proxies, each with full power of substitution and resubstitution, in the manner set forth in the Letter of Transmittal, to the full extent of such Holder's rights with respect to the Notes tendered by such Holder and accepted for payment by the Company and with respect to any and all other Notes or other securities issued or issuable in respect of such Notes on or after the date of this Offer to Purchase. All such proxies will be considered coupled with an interest in the tendered Notes. Such appointment will be effective when, and only to the extent that, the Company accepts such Notes for payment pursuant to the Offer. Upon such appointment, all prior proxies given by such Holder with respect to such Notes will be revoked, without further action, and no subsequent proxies with respect thereto may be given by such Holder (and, if given, will not be deemed effective). The designees of the Company will be empowered, among other things, to exercise all voting and other rights of such Holder as they in their sole discretion may deem proper at any meeting of the Holders or otherwise. In order for Notes to be validly tendered, upon the acceptance for payment of such Notes, the Company must be able to exercise full voting rights with respect to such Notes (or other securities or rights), including voting at any meeting of Holders, whether or not scheduled, and consenting to any action to be taken by Holders in the absence of a meeting.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the Notes tendered pursuant to the Offer, the Holder hereby (i) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered pursuant to the Offer and (ii) releases and discharges the Company and any and all other persons from any and all claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and any claims arising out of the Holder's ownership of the Notes or any decline in the value thereof.

     The tender of Notes pursuant to one of the procedures described above will constitute a binding agreement between the tendering Holder and the Company on the terms and subject to the conditions of the Offer, including the tendering Holder's representation and warranty that (i) such Holder has full power and authority to tender, sell, assign and transfer such Notes and (ii) when the same are accepted for payment by the Company, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and will not be subject to any adverse claim.

Withdrawal Rights

     Tenders of Notes may be withdrawn at any time not later than the close of business on the fifth business day preceding the Expiration Date (but not thereafter, except as otherwise described below).

     For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary not later than the close of business on the fifth business day preceding the Expiration Date at its address set forth on the back cover of this Offer to Purchase. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the CUSIP/certificate number or numbers shown on the particular certificate evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes (in the case of Senior Subordinated Notes) and the aggregate principal amount at maturity represented by such Notes (in the case of Senior Subordinated Discount Notes) and (iii) be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

     Withdrawal of Notes can be accomplished only in accordance with the foregoing procedures.

     The Notes are debt obligations of the Company. There are no appraisal or other similar statutory rights in connection with the Offer.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company's sole discretion (whose determination shall be final and binding). None of the Company, the Depositary, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

Interest on Notes

     Interest under any of the Notes payable as of an interest payment date prior to the date of acceptance for payment of Notes tendered pursuant to the Offer will be retained by the registered owner of the Notes on which such interest was paid as of such date. The Offer Price for the Senior Subordinated Notes only will include any interest on such Notes that is accrued and unpaid up to the Purchase Date.

Certain Legal Matters

     The Company is not aware of any approval or other action by any domestic or foreign governmental or administrative agency that would be required prior to the acquisition of Notes by the Company pursuant to the Offer or any state takeover statute that is applicable to the Offer. Should any such approval or other action be required, or any such state takeover statute be applicable, the Company will evaluate at such time whether such approval or action will be sought or compliance with such takeover statute will be effected. There can be no assurance that any such approval, action or compliance, if needed, would be obtained or effected or, if obtained or effected, would be obtained or effected without substantial conditions or adverse consequences.

Depositary and Paying Agent

     The depositary and paying agent for the Offer is The Bank of New York. All deliveries to or correspondence with the Depositary relating to the Offer should be directed to the address or telephone number set forth on the back cover of this Offer to Purchase. The Company will pay the Depositary and paying agent reasonable and customary compensation for its services in connection with the Offer, plus reimbursement for out-of-pocket expenses. The Company will indemnify the Depositary and paying agent against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws.

     Brokers, dealers, commercial banks and trust companies will be reimbursed by the Company for customary mailing and handling expenses incurred by them in forwarding material to their customers. The Company will not pay any fees or commissions to any broker, dealer or other person in connection with the solicitation of tenders of Notes pursuant to the Offer.


                        CERTAIN INCOME TAX CONSEQUENCES

     The following discussion is a summary of certain anticipated U.S. federal income tax consequences of the Offer to Holders of Notes. This discussion is general in nature, and does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular Holder in light of the Holder's particular circumstances, or to certain types of Holders subject to special treatment under U.S. federal income tax laws (such as insurance companies, tax-exempt organizations, financial institutions, brokers, dealers in securities, and taxpayers that are neither citizens nor residents of the United States, or that are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States). In addition, the discussion does not consider the effect of any foreign, state, local or other tax laws, or any U.S. tax considerations other than U.S. federal income tax considerations (e.g., estate or gift tax), that may be applicable to particular Holders. Further, this summary assumes that Holders hold their Notes as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code").

     This summary is based on the Code and U.S. Treasury Regulations, rulings, administrative pronouncements and decisions in effect as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect.

     EACH HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR TO DETERMINE THE FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES TO IT OF THE OFFER.

     Tax Considerations for Tendering Holders. A sale of Notes by a Holder pursuant to the Offer will be a taxable transaction to such Holder for U.S. federal income tax purposes. A Holder will generally recognize capital gain (subject to the market discount rules discussed below) or loss on the sale of a
Note in an amount equal to the difference between (i) the amount of cash received for such Note, other than the portion of such amount that is properly allocable to accrued but previously unpaid interest (other than accrued original issue discount), which amounts will be taxed as ordinary income, and (ii) the Holder's "adjusted tax basis" for such Note at the time of sale. Such capital gain or loss will be long-term if the Holder held the Note for more than one year at the time of such sale. Generally, a Holder's adjusted tax basis for a Note will be equal to the cost of the Note to such Holder, increased by the amount of any original issue discount previously included in such Holder's gross income up to the date of disposition, less any payments (other than stated interest payments on the Senior Subordinated Notes) received on the Notes. If applicable, a Holder's tax basis in a Note would be increased by any market discount previously included in income by such Holder pursuant to an election to include market discount in gross income currently as it accrues, or would be reduced by the amount of any amortizable bond premium that the Holder has previously elected to offset against interest inclusion.

     An exception to the capital gain treatment described above may apply to a Holder who purchased a Note at a "market discount." Subject to a statutory de minimis exception, market discount is the excess of (i) the sum of the original issue price of the Note and the aggregate amount of original issue discount includable in gross income of all Holders of such Notes during periods before the acquisition of the Note over (ii) the Holder's tax basis in such Note immediately after its acquisition by such Holder. In general, unless the Holder has elected to include market discount in income currently as it accrues, any gain realized by a Holder on the sale of a Note having market discount in excess of a de minimis amount will be treated as ordinary income to the extent of the market discount that has accrued on the Note (on a straight line basis or, at the election of the Holder, on a constant interest rate basis) while such Note was held by the Holder.

     Backup Withholding. The receipt of the Offer Price by a Holder who tenders its Notes may be subject to backup withholding at the rate of 31% with respect to such payments unless such Holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Any amount withheld under these rules will be credited against the Holder's U.S. federal income tax liability.
A Holder who does not provide its correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service.

     THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATIONS. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE OFFER, INCLUDING THE EFFECT OF ANY FEDERAL, STATE, LOCAL, FOREIGN OR OTHER LAWS.


                            ADDITIONAL INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file with the Commission periodic reports and other information relating to its business, financial condition and other matters. Attached hereto are the Company's most recent annual financial statements and the Company's most recent Form 8-K that were filed with the Commission. The Company is required to disclose in such reports certain information, as of particular dates, concerning operating results and financial condition, its officers and directors, the principal holders of its securities, any material interests of such persons in transactions with the Company and other matters. These reports and other informational filings required by the Exchange Act should be available for inspection at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and also should be available for inspection and copying at the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Chicago, Illinois 60611 and 7 World Trade Center, 13th Floor, New York, New York 10048. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Such reports, proxy and information statements and other information may be found on the Commission's Web site address, http://www.sec.gov. Copies of such material may be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office at Judiciary Plaza, 450 Fifth Street, Washington, D.C. 20549. Information regarding the Company may also be obtained at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents which have been filed by the Company pursuant to the Exchange Act are hereby incorporated by reference in this Offer to Purchase:

          1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

          2.   The Company's Current Report on Form 8-K, dated on May 13, 1999.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Offer to Purchase and prior to the Expiration Date will be deemed to be incorporated by reference in this Offer to Purchase and be a part hereof from the dates of filing such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of the Offer to Purchase to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated herein, modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Offer to Purchase.


                                 MISCELLANEOUS

     No person has been authorized to give any information or make any representation other than as contained in this Offer to Purchase or the Letter of Transmittal and, if given or made, such information or representation must not be relied upon as having been authorized.

     The Offer is being made to all Holders who own Notes as of the Record Date except that parties to the Lock-up Agreement may not tender hereunder any Notes sold or required to be sold to the Company by such parties pursuant to the Lock-up Agreement. The Company is not aware of any jurisdiction in which the making of the Offer is prohibited by administrative or judicial action pursuant to a state statute. If the Company becomes aware of any jurisdiction where the making of the Offer is so prohibited, the Company will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer. If, after such good faith effort, the Company cannot comply with any applicable statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the Holders in such jurisdiction. In those jurisdictions where securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by one or more registered brokers or dealers licensed under the laws of such jurisdiction. The Offer will not be made, and will be deemed not to have been made, in those jurisdictions where securities, blue-sky or other laws prohibit the Offer from being made.

                                                               PHOENIXSTAR, INC.
May 13, 1999

Facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and Notes and any other required documents should be sent by each Holder or his broker, dealer, commercial bank, trust company or nominee to the Depositary at the address set forth below:

                               ________________

               The Depositary and Paying Agent for the Offer is:

                             THE BANK OF NEW YORK
                           _________________________

                          By Mail, Hand or Overnight
                                   Courier:

                             The Bank of New York
                           Reorganization Department
                         101 Barclay Street, Floor 7E
                           New York, New York 10286
              Attention: Theresa Gass, Corporate Trust Operations


                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (212) 815-4699

                 For Information or Confirmation by Telephone:
                                (212) 815-5942
                           _________________________

Any questions or requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Company at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                               PHOENIXSTAR, INC.
                        8085 South Chester, Suite 3000
                              Englewood, CO 80112
                                (303) 712-4647

                            Attention: Sean Clarke

                             LETTER OF TRANSMITTAL
                       To Tender Any and All Outstanding
             10 7/8% Senior Subordinated Notes due February 15, 2007
       and 12 1/4% Senior Subordinated Discount Notes due February 15, 2007
                                      of
                               PHOENIXSTAR, INC.
                      (formerly known as PRIMESTAR, INC.)
                   Pursuant to the Change of Control Offer,
                              dated May 13, 1999
--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 10, 1999, UNLESS THE OFFER IS EXTENDED (JUNE 10, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREAFTER REFERRED TO AS THE EXPIRATION DATE"). HOLDERS OF
NOTES MUST TENDER NOTES ON OR PRIOR TO THE "EXPIRATION DATE (AND NOT HAVE WITHDRAWN SUCH NOTES) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME NOT LATER THAN THE CLOSE OF BUSINESS ON THE FIFTH BUSINESS DAY PRECEDING THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     The Notes referred to herein were originally issued by TCI Satellite Entertainment, Inc.

To Depositary:

                             The Bank of New York


   By Hand/Overnight Courier:            Confirm by Telephone:                     By Mail:
      The Bank of New York                   (212) 815-5942                   The Bank of New York
   Reorganization Department                                               Reorganization Department
  101 Barclay Street, Floor 7E         By Facsimile Transmission:         101 Barclay Street, Floor 7E
    New York, New York 10286                 (212) 815-4699                 New York, New York 10286
Attention: Theresa Gass, Corporate                                     Attention: Theresa Gass, Corporate
       Trust Operations                                                        Trust Operations


     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

     The instructions contained herein and the Offer to Purchase should be read carefully before this Letter of Transmittal is completed.

     By execution hereof, the undersigned acknowledges receipt of the Change of Control Offer dated May 13, 1999 (as the same may be amended from time to time, the "Offer to Purchase") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute the offer to purchase by the Company (the "Offer") of any and all of the Company's outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and, together with the Senior Subordinated Notes, the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase.


                  CUSIP NO.   Security
                  ---------   --------
                  872298AB0   12 1/4% Senior Subordinated Discount Notes due February 15, 2007, Series A
                  872298AF1   12 1/4% Senior Subordinated Discount Notes due February 15, 2007, Series B
                  872298AA2   10 7/8% Senior Subordinated Notes due February 15, 2007, Series A
                  872298AE4   10 7/8% Senior Subordinated Notes due February 15, 2007, Series B

     Use this Letter of Transmittal only to tender Notes pursuant to the Offer.

     This Letter of Transmittal is to be used by Holders if (i) Notes are to be physically delivered to The Bank of New York (the "Depositary") herewith by Holders, (ii) tender of Notes is to be made by book-entry to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under the caption "The Offer--Procedure for Tendering Notes" by any financial institution that is a participant in DTC and whose name appears on a security participant listing as the owner of Notes (a Holder and any such DTC participant, acting on behalf of Holders, are referred to herein as an "Acting Holder"), unless an Agent's Message (as defined below) is delivered in connection with such book-entry transfer, or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer--Procedure for Tendering Notes." Delivery of documents to DTC does not constitute delivery to the Depositary.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

     All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Offer to Purchase.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Requests for additional copies of the Offer to Purchase, Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Company. See Instruction 10 below.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the Notes tendered with this Letter of Transmittal, the undersigned hereby
(i) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby and
(ii) releases and discharges the Company and any and all other persons from any and all claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and any claims arising out of the Holder's ownership of the Notes or any decline in the value thereof.

                              METHOD OF DELIVERY

[_]  CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

--------------------------------------------------------------------------------
[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution:
                              -------------------------------------------------
Account Number with DTC:
                        -------------------------------------------------------
Transaction Code Number:
                        -------------------------------------------------------

     If Holders desire to tender Notes pursuant to the Offer and (i) such Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, such Notes or other required documents to reach the Depositary prior to the Expiration Date, or (iii) the procedures for book entry transfer (including delivery of an Agent's Message) cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer--Procedure for Tendering Notes." See Instruction 1 below.

--------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name of Registered Holder(s):
                             --------------------------------------------------

Window Ticket No. (if any):
                           ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                      -------------------------

If Delivered by Book-Entry Transfer:
                                    -------------------------------------------

Account Number with DTC:
                        -------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------

     List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the CUSIP/certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SENIOR SUBORDINATED NOTES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate
   Name(s) and Address(es) of Holder(s)               Certificate             Principal Amount        Principal Amount
         (Please fill in, if blank)                    Number(s)*               Represented**             Tendered
--------------------------------------------------------------------------------------------------------------------------

                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF SENIOR
SUBORDINATED NOTES
--------------------------------------------------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer (see below).
**  Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by
    the Senior     Subordinated Notes indicated in the column labeled "Aggregate Principal Amount Represented." See
    Instruction 2.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SENIOR SUBORDINATED DISCOUNT NOTES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Aggregate
                                                                             Principal Amount        Principal Amount
   Name(s) and Address(es) of Holder(s)               Certificate                At Maturity             At Maturity
         (Please fill in, if blank)                    Number(s)*               Represented**             Tendered
-------------------------------------------------------------------------------------------------------------------------

                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT AT MATURITY
OF SENIOR SUBORDINATED DISCOUNT
NOTES
--------------------------------------------------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer (see below).
**  Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by the Senior Subordinated Discount Notes indicated in the column labeled "Aggregate Principal Amount
    Represented." See Instruction 2.
--------------------------------------------------------------------------------------------------------------------------

     HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Senior Subordinated Notes, and principal amount at maturity of Senior Subordinated Discount Notes, indicated above.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the Notes tendered with this Letter of Transmittal, the undersigned hereby
(i) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby and
(ii) releases and discharges the Company and any and all other persons from any and all claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and any claims arising out of the Holder's ownership of the Notes or any decline in the value thereof. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

     The undersigned understands that tenders of Notes may be withdrawn only by written notice of withdrawal received by the Depositary not later than the close of business on the fifth business day preceding the Expiration Date.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase under the caption "The Offer" and in the instructions hereto, and acceptance thereof by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect) if, as and when the Company gives oral, to be followed by written, notice thereof to the Depositary.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Company may waive) set forth in the Offer to Purchase, the Company may not be required to accept for purchase any of the Notes tendered (including Notes tendered after the Expiration Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Issuance and Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "Special Issuance and Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account at DTC) and checks constituting payments for Notes to be purchased be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Issuance and Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks constituting payments for Notes to be purchased be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box or both are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of and checks constituting payments for Notes to be purchased be issued in the name(s) of and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                 (To Be Completed By All Tendering Holders of
            Notes Regardless of Whether Notes Are Being Physically
          Delivered Herewith, Unless an Agent's Message Is Delivered
            in Connection With A Book-Entry Transfer of Such Notes)

     The completion, execution and delivery of this Letter of Transmittal will constitute an acceptance of the Offer to tender Notes.

     This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security participant listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.

     If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy or bond power.

X
 -------------------------------------------------------------------------------
X
 -------------------------------------------------------------------------------
              (Signature(s) of Holder(s) or Authorized Signatory)
Date:              1999
     -------------
Name(s):
        -----------------------------------------------------------------------

      -------------------------------------------------------------------------
                                (Please Print)

Capacity:
         ----------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

      -------------------------------------------------------------------------
                             (Including Zip Code)

Area Code and Telephone No.:
                            ---------------------------------------------------

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (See Instruction 3 below)

Certain Signatures Must be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

--------------------------------------------------------------------------------
                            (Authorized Signature)

--------------------------------------------------------------------------------
                                (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:              1999
     -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 2, 3, 4, and 6)


To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes to be in connection with the Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue   [_]  Notes
        [_]  Checks
        (check as applicable)

Name
    ---------------------------------------------------------------------------
                                (Please Print)

Address
       ------------------------------------------------------------------------
                                (Please Print)

--------------------------------------------------------------------------------
                                                                        Zip Code

--------------------------------------------------------------------------------
               Taxpayer Identification or Social Security Number
                       (See Substitute Form W-9 herein)


Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                             (DTC Account Number)

Name of Account Party:

--------------------------------------------------------------------------------
                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instruction 3 below) Certain Signatures Must be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

--------------------------------------------------------------------------------
                            (Authorized Signature)

--------------------------------------------------------------------------------
                                (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:                 , 1999
     -----------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 2, 3, 4, and 6)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from the shown in the box entitled "Description of Notes" within the Letter of Transmittal.


Deliver  [_] Notes
         [_] Checks
         (check as applicable)

Name
    ---------------------------------------------------------------------------
                                (Please Print)

Address
       ------------------------------------------------------------------------
                                (Please Print)

--------------------------------------------------------------------------------
                                                                        Zip Code

--------------------------------------------------------------------------------
               Taxpayer Identification or Social Security Number
                       (See Substitute Form W-9 herein)
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

     These Instructions Form Part of the Terms and Conditions of the Offer

     1. Delivery of this Letter of Transmittal and Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures; Withdrawal of Tender. To tender Notes in the Offer, the Notes (or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, to permit delivery to the Depositary on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Notes should be sent only to the Depositary, not to the Company.

     The term "Agent's Message" means a message transmitted to DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Notes, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against the participant.

     If a Holder desires to tender Notes pursuant to the Offer and (i) such Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, Notes or other required documents to reach the Depositary on or prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may effect a tender of Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer--Procedure for Tendering Notes."

     Pursuant to the guaranteed delivery procedures:

          (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a Signature Guarantee Program recognized by the Depositary, i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP));

          (b) on or prior to the Expiration Date the Depositary must have received from such Eligible Institution, at one of the addresses of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Acting Holder(s), and the principal amount of Notes being tendered and stating that the tender is being made thereby and guaranteeing that within 5 business days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, or an Agent's Message together with the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above), and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

          (c) this Letter of Transmittal or a facsimile hereof, properly completed, or an Agent's Message, and all physically delivered Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within 5 business days after the date of the Notice of Guaranteed Delivery.

     Tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary delivered by mail, hand delivery or facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth herein not later than the close of business on the fifth business day preceding the Expiration Date. To be effective, notice of withdrawal of tendered Notes must (i) be received by the Depositary not later than the close of business on the fifth business day next preceding the Expiration Date as its address set forth herein, (ii) specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on a security participant listing as the owner of such Notes) if different from that of the Depositor, (iii) state the principal amount of Notes to be withdrawn and (iv) be signed by the Acting Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Notes. If Notes have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Acting Holder and the Notes withdrawn must also be furnished to the Depositary as aforesaid, prior to the physical release of the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes).

     2. Partial Tenders. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts (or, in the case of the Senior Subordinated Discount Notes, face amounts representing principal amounts at maturity) equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount for all the Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Acting Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for purchase.

     3. Signatures on this Letter of Transmittal; Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any chance whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security participant listing as the owner of the Notes.

     IF THE LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which the Notes are held.

     If this Letter of Transmittal is signed by the Acting Holder, and the principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Acting Holder, and checks constituting payments for Notes to be purchased are to be issued to the order of the Acting Holder, then the Acting Holder need not endorse any Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the Acting Holder must either properly endorse the Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such bond powers are executed by an Eligible Institution.

     If this Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Notes, signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Notes) and the payments for the Notes to be purchased, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such registered holder(s) (or, if signed by a participant in DTC, and Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and the "Special Issuance Instructions" box of this Letter of Transmittal has not been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

     4. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be issued or sent, if different from the name and address of the Acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the Acting Holder of the Notes tendered. Any Holder of Notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

     5. Taxpayer Identification Number. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, as is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary.

     6. Transfer Taxes. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of deliveries of Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the Acting Holder of Notes tendered hereby.

     7. Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of the tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be conclusive, binding and final. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. The Company's interpretations of the terms and conditions of the Offer(including the instructions in this Letter of Transmittal) will be conclusive, binding and final. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Depositary or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

     8. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

     9. Mutilated, Lost, Stolen, or Destroyed Notes. Any Holder of Notes whose Notes have been mutilated, lost, stolen or destroyed should write to or telephone The Bank of New York (which is the Trustee for the Notes under each Indenture and the Depositary and paying agent hereunder) at the address or telephone number set forth in the back of this Letter of Transmittal.

     10. Requests for Additional Copies. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Company, whose address and telephone number appears in the back of this Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be credited by the amount of tax withheld. If withholding results in an overpayment of taxes a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends; or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Depositary

     The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


-----------------------------------------------------------------------------------------------------------------------
                                 Part 1--PLEASE PROVIDE YOUR TIN IN     --------------------------------------------
SUBSTITUTE                       THE BOX AT RIGHT AND CERTIFY BY               Social security number
Form W-9                         SIGNING AND DATING BELOW.               OR
Department of the
Treasury                                                                --------------------------------------------
Internal Revenue                                                             Employer identification number
Service
                               ----------------------------------------------------------------------------------------
                                  Part 2--Certification--Under Penalties of Perjury, I           Part 3C
                                  Certify that:
Payer's Request for Taxpayer      (1) The number shown on this form is my correct                Awaiting TIN [_]
Identification Number (TIN)           Taxpayer Identification Number (or I am waiting for a
                                      number to be issued to be issued to me) and
                                  (2) I am not subject to backup withholding either because
                                      I have not been notified by the Internal Revenue
                                      Service ("IRS") that I am  subject to backup
                                      withholding as a result of failure to report all
                                      interest or dividends, or the IRS has notified me
                                      that I am no longer subject to backup withholding.
                               -----------------------------------------------------------------------------------------
                                 Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                 SIGNATURE                                 DATE                , 199
                                           --------------------------------     ---------------     --
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                          ,1999
-----------------------------------------    -----------------------------
             Signature                                    Date
--------------------------------------------------------------------------------

               THE DEPOSITARY AND PAYING AGENT FOR THE OFFER IS:

                             THE BANK OF NEW YORK



   By Hand/Overnight Courier:               For Information or                            By Mail:
      The Bank of New York               Confirmation by Telephone:                 The Bank of New York
   Reorganization Department                  (212) 815-5942                     Reorganization Department
 101 Barclay Street, Floor 7E                                                  101 Barclay Street, Floor 7E
    New York, New York 10286              Facsimile Transmission:                New York, New York 10286
Attention: Theresa Gass, Corporate       (For Eligible Institutions          Attention: Theresa Gass, Corporate
        Trust Operations                           Only)                              Trust Operations
                                              (212) 815-4699

     Any requests for additional copies of this Letter of Transmittal, the Offer to Purchase and the Notice of Guaranteed Delivery may be directed to the Company at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                               PHOENIXSTAR, INC.
                                c/o Sean Clarke
                         8085 South Chester Suite 300
                              Englewood, CO 80112
                                (303) 712-4647

                         NOTICE OF GUARANTEED DELIVERY
                                      for
            10 7/8% Senior Subordinated Notes due February 15, 2007
                                      and
       12 1/4% Senior Subordinated Discount Notes due February 15, 2007
                                      of
                               PHOENIXSTAR, INC.
                      (formerly known as PRIMESTAR, INC.)

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if notes representing the 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") or the 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes") of Phoenixstar, Inc., formerly known as PRIMESTAR, Inc., are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in the Offer To Purchase (as defined below)) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined under the caption "The Offer-- Procedure for Tendering Notes" in the Offer To Purchase).

     The Notes referred to herein were originally issued by TCI Satellite Entertainment, Inc.


CUSIP NO.    Security
---------    --------
872298AB0    12 1/4% Senior Subordinated Discount Notes due February 15, 2007, Series A
872298AF1    12 1/4% Senior Subordinated Discount Notes due February 15, 2007, Series B
872298AA2    10 7/8% Senior Subordinated Notes due February 15, 2007 Series A
872298AE4    10 7/8% Senior Subordinated Notes due February 15, 2007, Series B

               The Depositary and Paying Agent for the Offer is:

                             THE BANK OF NEW YORK

                      By Hand, Mail or Overnight Courier:

                             The Bank of New York
                           Reorganization Department
                         101 Barclay Street, Floor 7E
                           New York, New York 10286
              Attention: Theresa Gass, Corporate Trust Operations

                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (212) 815-4699

                 For Information or Confirmation by Telephone:
                                (212) 815-5942

                   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
                        NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Phoenixstar, Inc., formerly known as PRIMESTAR, Inc., on the terms and subject to the conditions set forth in its Change of Control Offer, dated May 13, 1999 (as it may be supplemented and amended from time to time, the "Offer To Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the principal amount of Notes indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Offer--Procedure for Tendering Notes" in the Offer To Purchase.

(Please Type or Print)                     Name(s):
Principal Amount of Notes Tendered:
                                   ------  -------------------------------------
                                           Address:
If Notes will be delivered by                      -----------------------------
book-entry transfer, check box:            -------------------------------------
                                           -------------------------------------
[_]  The Depository Trust Company                                       Zip Code

Account Number:                            Area Code and Telephone Number:
               --------------------                                       ------

Dated:                                     Signature(s):
      -----------------------------                     ------------------------

Certificate No(s). (if available):
                                  -------


                                   GUARANTEE
                   (not to be used for signature guarantee)

     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to deliver to the Depositary the Notes, as applicable, tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in "The Offer--Acceptance for Payment and Payment for Notes" in the Offer To Purchase) with respect to such Notes, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in "The Offer-- Acceptance for Payment and Payment for Notes" in the Offer To Purchase) in the case of a book-entry transfer, and any other required documents, all within five business days from the date hereof.


----------------------------------    ------------------------------------------
Name of Firm                          Authorized Signature

----------------------------------    ------------------------------------------
Address                               Name (Please Type or Print)

----------------------------------    ------------------------------------------

City, State               Zip Code    Title

----------------------------------    ------------------------------------------
Area Code and Telephone Number        Date

             DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES
                SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.

                               PHOENIXSTAR, INC.
                      (formerly known as PRIMESTAR, INC.)

               Offer to Purchase for Cash All of its Outstanding
            10 7/8% Senior Subordinated Notes due February 15, 2007
                                      and
       12 1/4% Senior Subordinated Discount Notes due February 15, 2007,
             Pursuant to the Offer To Purchase dated May 13, 1999

--------------------------------------------------------------------------------
  THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 10, 1999, UNLESS THE OFFER IS EXTENDED (JUNE 10, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREINAFTER REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER NOTES ON OR PRIOR TO THE EXPIRATION DATE (AND MUST NOT HAVE WITHDRAWN SUCH NOTES) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME NOT LATER THAN THE CLOSE OF BUSINESS ON THE FIFTH BUSINESS DAY PRECEDING THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                                                                    May 13, 1999

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     Phoenixstar, Inc., formerly known as PRIMESTAR, Inc., a Delaware corporation (the "Company"), is offering to purchase all of its outstanding
10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes"), upon the terms and subject to the conditions set forth in the Change of Control Offer, dated May 13, 1999, (as it may be supplemented and amended from time to time, the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"). All capitalized terms used herein shall have the meaning set forth in the Offer to Purchase.

     The Notes referred to herein were originally issued by TCI Satellite Entertainment, Inc.

     Enclosed herewith are copies of the following documents:

          1.   The Change of Control Offer;

          2. The Letter of Transmittal for the Notes for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Offer if the Notes and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date;

          4. A form of letter which may be sent to your clients for whose account you hold the Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Offer to Purchase;

          5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

          6.   A return envelope addressed to the Depositary.

We urge you to contact your clients as promptly as possible.

     DTC Participants will be able to execute tenders through the DTC Automated Tender Offer Program (ATOP).

     The Company will not pay any fees or commissions to any broker or dealer of other person for soliciting tenders of the Notes pursuant to the Offer. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

     Additional copies of the enclosed materials may be obtained from the Company, at the address and telephone number set forth on the back page of the enclosed Offer to Purchase.

                                            Very truly yours,

                                            PHOENIXSTAR, INC.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF THE COMPANY OR THE DEPOSITARY OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFER NOT CONTAINED IN THE OFFER TO PURCHASE OR THE LETTER OF TRANSMITTAL.

                               PHOENIXSTAR, INC.
                       (formerly known PRIMESTAR, INC.)

              Offer To Purchase for Cash Any and All Outstanding
            10 7/8% Senior Subordinated Notes due February 15, 2007
     and 12 1/4% Senior Subordinated Discount Notes due February 15, 2007

      (which were originally issued by TCI Satellite Entertainment, Inc.)

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 10, 1999, UNLESS THE OFFER IS EXTENDED (JUNE 10, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREINAFTER REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER NOTES ON OR PRIOR TO THE EXPIRATION DATE (AND MUST NOT HAVE WITHDRAWN SUCH NOTES) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN NOT LATER THAN THE CLOSE OF BUSINESS ON THE FIFTH BUSINESS DAY PRECEDING THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                                                                    May 13, 1999
TO OUR CLIENTS:

     Enclosed for your consideration is the Change of Control Offer, dated
May 13, 1999 (as it may be supplemented and amended from time to time, the "Offer to Purchase") and the accompanying Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Offer") by Phoenixstar, Inc., formerly known as PRIMESTAR, Inc., a Delaware corporation (the "Company") to purchase its 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes") at a price per Note set forth in the Offer to Purchase. Tenders of the Notes pursuant to the Offer will be accepted only in denominations of $1,000 or integral multiples thereof. In the case of any Holder whose Notes are purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Notes without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount (at maturity, in the case of the Senior Subordinated Discount Notes) equal to and in exchange for the unpurchased portion of the Notes so tendered. All capitalized terms used herein shall have the meaning set forth in the Offer to Purchase.

     We are the registered Holder of Notes held by us for your account. A tender of any such Notes can be made only by us as the registered Holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Notes held by us for your account.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Notes held by us for your account, pursuant to the terms and conditions set forth in the Offer to Purchase and the Letter of Transmittal. We urge you to read the Offer to Purchase and the Letter of Transmittal carefully before instructing us to tender your Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Notes on your behalf in accordance with the provisions of the Offer. Notes tendered pursuant to the Offer may only be withdrawn under the circumstances described in the Offer to Purchase.

     Your attention is directed to the following:

          1. The Offer constitutes an offer to purchase following the occurrence of a change of control, pursuant to Section 4.14 of the Notes' respective Indentures, each dated as of February 20, 1997, between TCI Satellite Entertainment, Inc. ("TSAT") and The Bank of New York, as supplemented and amended on April 1, 1998 (pursuant to which the Company assumed TSAT's obligations for the Notes) and April 27, 1999 (each, an "Indenture" and collectively, the "Indentures"). The Company has commenced the Offer in connection with the Asset Purchase Agreement, dated as of January 22, 1999 (the "Asset Purchase Agreement"), among the Company, PRIMESTAR Partners L.P., PRIMESTAR MDU, Inc., the stockholders of the Company named therein and Hughes Electronics Corporation (the "Purchaser"), pursuant to which the Purchaser agreed to acquire the Company's medium power direct broadcast satellite business for aggregate consideration consisting of $1.1 billion in cash (subject to adjustment based on the Company's closing working capital position, as provided in the Asset Purchase Agreement) and 4,871,448 shares of the Class H Common Stock of General Motors Corporation (collectively, the "Purchase Price"). The sale of the Company's Medium Power Business, pursuant to the Asset Purchase Agreement, was consummated on April 28, 1999. The assets sold to the Purchaser pursuant to the Asset Purchase Agreement constitute substantially all the assets of the Company and its subsidiaries, resulting in a Change of Control as defined in Section 1.01 of the Indentures. Section 4.14 of the Indentures requires the Company to make an Offer to Purchase all outstanding Notes within 20 days after the Company undergoes a Change of Control. The purpose of the Offer is to acquire all of the Company's outstanding Notes..

          2.   The Offer to Purchase and Letter of Transmittal.

          3. Tendering holders may withdraw any tender of Notes at any time at or prior to 5:00 p.m., New York City time, on the fifth business day preceding the Expiration Date as provided in the Offer to Purchase.

          4. Any transfer taxes incident to the transfer of Notes from the tendering Holder to the Company will be paid by the Company, except as provided in the Offer to Purchase and the instructions to the Letter of Transmittal.

          5. The Offer will expire at 5:00 p.m., New York City time, on June 10, 1999, unless extended.

     The Offer is being made to all record holders of Notes as of May 7, 1999 (the "Record Date") that were not party to the Lock-up Agreement, as defined in the Offer to Purchase. The Company is not aware of any jurisdiction in which the making of the Offer is prohibited by administrative or judicial action pursuant to a state statute. If the Company becomes aware of any jurisdiction where the making of the Offer is so prohibited, the Company will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer. If, after such good faith effort, the Company cannot comply with any applicable statute, the Offer will not be made to

(nor will tenders be accepted from or on behalf of) the Holders in such jurisdiction. In those jurisdictions where securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by one or more registered brokers or dealers licensed under the laws of such jurisdiction. The Offer will not be made, and will be deemed not to have been made, in those jurisdictions where securities, blue-sky or other laws prohibit the Offer from being made.

     If you wish to have us tender any or all of the Notes held by us for your account, please so instruct us by completing, detaching and returning to us the instruction form set forth on the next page. If you authorize a sale of your Notes, the entire principal amount of Senior Subordinated Notes (or entire principal amount at maturity of Senior Subordinated Discount Notes) held for your account will be sold, unless otherwise specified below.

                          Instruction With Respect to

                               PHOENIXSTAR, Inc.
                      (formerly known as PRIMESTAR, INC.)
              Offer To Purchase for Cash Any and All Outstanding
          10 7/8% Senior Subordinated Notes Due February 15, 2007 and
       12 1/4% Senior Subordinated Discount Notes due February 15, 2007

     The undersigned acknowledge(s) receipt of your letter and the enclosed Change of Control Offer, dated May 13, 1999 (as it may be supplemented and amended from time to time, the "Offer to Purchase") and the accompanying Letter of Transmittal relating to the offer (the "Offer") by Phoenixstar, Inc., formerly known as PRIMESTAR, Inc., to purchase its 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes").

     This will instruct you to accept the Offer with respect to the Notes indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer to Purchase.

FOR SENIOR SUBORDINATED NOTES

Principal Amount of Senior Subordinated Notes in Respect of Which the Offer is to be Accepted


--------------------------------

FOR SENIOR SUBORDINATED DISCOUNT NOTES

Principal Amount at Maturity of Senior Subordinated
Discount Notes in Respect of Which the Offer is to be Accepted


--------------------------------

                                                SIGN HERE


Dated: ________________ __, 1999          --------------------------------
                                                Signature


                                          --------------------------------
                                                Signature


                                          --------------------------------

                                          --------------------------------

                                          --------------------------------
                                                Name(s) (Please Print)
                                                 Address and Zip Code
                                              Area Code and Telephone No.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


-------------------------------------------------------      ----------------------------------------------------
                                                                                           Give the
                                  Give the                                                 EMPLOYER
                                  SOCIAL SECURITY                                          IDENTIFICA-
For this type of account:         number of--                For this type of account:     TION number of
-------------------------------------------------------      ----------------------------------------------------
1.  Individual                    The individual             6.  Sole proprietorship       The owner(3)

2.  Two or more individuals       The actual owner of        7.  A valid trust, estate,    The legal entity (Do
    (joint account)               the account or, if             or pension trust          not furnish the
                                  combined funds, the                                      identifying number
                                  first individual on                                      of the personal
                                  the account(l)                                           representative or
                                                                                           trustee unless the
                                                                                           legal entity itself is
                                                                                           not designated in
                                                                                           the account title.)
                                                                                           (4)
3.  Custodian account of a        The minor(2)
    minor (Uniform Gift to
    Minors Act)

4.  a.  The usual revocable       The grantor-trustee(l)
        savings trust (grantor
        is also trustee)
                                                             8.  Corporate                 The corporation

    b.  So-called trust account   The actual owner(l)        9.  Association, club,        The organization
        that is not a legal or                                   religious, charitable,
        valid trust under state                                  educational or other
        law                                                      tax-exempt
                                                                 organization

5.  Sole proprietorship           The owner(3)               10. Partnership               The partnership

                                                             11. A broker or               The broker or
                                                                 registered nominee        nominee

                                                             12. Account with the          The public entity
                                                                 Department of
                                                                 Agriculture in the
                                                                 name of a  public
                                                                 entity (such as a state
                                                                 or local government,
                                                                 school district, or
                                                                 prison) that receives
                                                                 agricultural program
                                                                 payments
-------------------------------------------------------      ----------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2

Section references are to the Internal Revenue Code
Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation (except certain hospitals described in Regulations section 1.6041-3(c)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)   A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(3)   The United States or any of its agencies or instrumentalities.
(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)   An international organization or any of its agencies or instrumentalities.
(7)   A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)  A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)  A common trust fund operated by a bank under section 584(a).
(13)  A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15)  A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

 . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the United
   States and that have at least one nonresident alien partner.
 .  Payments of patronage dividends not paid in money.
 .  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 .  Payments of tax-exempt interest (including exempt interest dividends under section 852).
 .  Payments described in section 6049(b)(5) to nonresident aliens.
 .  Payments on tax-free covenant bonds under section 1451.
 .  Payments made by certain foreign organizations.
 .  Mortgage interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice.--Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect To Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.